UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2017

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On March 10, 2017, SCS Corporation Limited, a wholly owned subsidiary of Hyperdynamics Corporation (“Hyperdynamics,” the “Company,” “we,” and “us”), entered into a Tri Party Protocol (“Protocol”) with South Atlantic Petroleum Limited (“SAPETRO”), a privately held Nigerian oil and gas exploration and production company, and the Government of Guinea.

Pursuant to the terms of the Protocol, it was agreed that drilling of the Fatala well must commence no later than May 30, 2017 and that SAPETRO and SCS will make all reasonable efforts to negotiate and finalize all transaction documents for SAPETRO’s entry into the project in conformity with the 2006 Production Sharing Contract, as amended (“PSC”) and submit for the approval of the Government of Guinea no later than April 10, 2017.   The Government of Guinea in turn agreed to provide adequate assurances in relation to the validity of the existing PSC and amendments to enable SCS and SAPETRO to enter into the transaction documents and obtain all necessary Government approvals and to mobilize of the requisite resources in the form of contracts, funds and personnel to spud and accomplish drilling operations in respect of the Fatala well and subsequent exploration wells. It was further agreed that upon completion of the transaction documents and receipt of the requisite approvals by the Government of Guinea, SAPETRO will provide the $5 million Security Instrument as required by the terms of the Second Amendment to the PSC.

The Protocol in English and French as well as the Press Release regarding this Protocol are filed as Exhibits 99.1, 99.2 and 99.3 to this report.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 13, 2017.

99.2	Tri Party Protocol between SCS Corporation Ltd, SAPETRO and the Government of Guinea dated March 10, 2017. (English)

99.3	Tri Party Protocol between SCS Corporation Ltd, SAPETRO and the Government of Guinea dated March 10, 2017. (French)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: March 13, 2017	By:	/s/ David G. Gullickson
	Name:	David G. Gullickson
	Title:	Vice President Finance, Treasurer, and
Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 13, 2017.

99.2	Tri Party Protocol between SCS Corporation Ltd, SAPETRO, and the Government of Guinea dated March 10, 2017. (English)

99.3	Tri Party Protocol between SCS Corporation Ltd, SAPETRO, and the Government of Guinea dated March 10, 2017. (French)